CERTIFICATE

The undersigned hereby certifies that she is the Secretary of Morgan Stanley U.S. Government Securities Trust (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Instrument Establishing and Designating Shares of the Trust duly adopted by the Trustees of the Trust on February 25, 2013, as provided in Section 6.9(g) of the Declaration of Trust of the Trust, said Instrument to take effect on February 25, 2013, and I do hereby further certify that such Instrument has not been amended and is on the date hereof in full force and effect.

Dated this 25th day of February, 2013



_/s/ Mary E. Mullin_______________
Mary E. Mullin
Secretary



AMENDMENT



Dated: February 25, 2013
To be Effective: February 25, 2013






TO

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

DECLARATION OF TRUST

DATED

September 29, 1983


MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

INSTRUMENT ESTABLISHING AND DESIGNATING
CLASSES OF SHARES


WHEREAS, Morgan Stanley U.S. Government Securities Trust
(the "Trust") was established by the Declaration of Trust, dated
September 29, 1983, as amended from time to time (the
"Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 6.9(g) of the Declaration provides that the establishment and designation of any class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of such class, or as otherwise provided in such instrument, which instrument shall have the status of an amendment to the Declaration; and

WHEREAS, the Trustees of the Trust have deemed it advisable to redesignate the Class C Shares of the Trust as the Class L
Shares, such change to be effective on February 25, 2013;

NOW, THEREFORE, BE IT RESOLVED:

I. Pursuant to Section 6.9(g) of the Declaration, the Class C Shares of the Trust are hereby redesignated as "Class L Shares," the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of such class being otherwise unchanged.

II. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

III. The undersigned hereby certify that this instrument has been duly adopted in accordance with the provisions of the Declaration.

IV. This amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 25th day of February, 2013.



/s/ Frank L. Bowman
____________________________
Frank L. Bowman, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Michael Bozic
__________________________
Michael Bozic, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Kathleen A. Dennis
___________________________
Kathleen A. Dennis, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Dr. Manuel H. Johnson
________________________
Dr. Manuel H. Johnson, as
Trustee, and not individually
c/o Johnson Smick Group, Inc.
888 16th Street, N.W., Suite 740
Washington, D.C. 20006


/s/ James F. Higgins
___________________________
James F. Higgins, as Trustee, and
not individually
c/o Morgan Stanley Services
Company Inc.
Harborside Financial Center 201
Plaza Two
Jersey City, NJ 07311


/s/ Joseph J. Kearns
__________________________
Joseph J. Kearns, as Trustee,
and not individually
c/o Kearns & Associates LLC
PMB754, 22631 Pacific Coast
Highway
Malibu, CA 90265



/s/ Michael F. Klein
____________________________
Michael F. Klein, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Michael E. Nugent
__________________________
Michael E. Nugent, as Trustee,
and not individually
522 Fifth Avenue
New York, NY 10036



/s/ W. Allen Reed
____________________________
W. Allen Reed, as Trustee, and not
individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Fergus Reid
__________________________
Fergus Reid, as Trustee, and not
individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564




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